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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) MARCH 23, 2007

                            NEUTRON ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           NEVADA                       005-80243               98-0338100
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

3500 DE MAISONNEUVE WEST, 2 PLACE ALEXIS NIHON SUITE 1650
                MONTREAL, QUEBEC, CANADA                           H3Z 3C1
         (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (514) 871-2222

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On March 23, 2007, we issued a secured convertible note to Caledonia Corporate Management Group Limited ("Caledonia") in the principal amount of $2,100,000. Pursuant to a security agreement with Caledonia, our obligations under the note are secured by all of our assets.

     The convertible note accrues interest at the rate of 8% per annum payable at maturity and is convertible at anytime at the option of Caledonia at a conversion price of $2.50 per share. Accordingly, the note is convertible into at least 840,000 shares of our common stock. The convertible note is due on the earlier of (i) eighteen months after issuance, (ii) upon an event of default, or
(iii) at the option of Caledonia, in the event that we raise an aggregate of $7,000,000, either through the issuance of debt or equity or any combination thereof. We may prepay the convertible note, in whole or in part, at any time upon five days written notice. Upon the occurrence of an event of default, the entire principal amount and all accrued interest under the convertible note becomes immediately due and payable. Events of default include nonpayment of principal and interest when due, any material breach of the terms of the convertible note or the security agreement, any change in effective control of the Company, or the institution of any proceedings by or against us under any law relating to bankruptcy insolvency, reorganization or other form of debtor relief, or an event of bankruptcy or insolvency.

     The descriptions of the convertible note and the security agreement set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The information provided in Item 2.03 regarding the issuance and terms of the convertible note is hereby incorporated by reference.

     The convertible note was sold in a private placement transaction to one accredited investor who is not a "U.S. person" pursuant to the exemption from registration provided by Rules 901 and 903 of Regulation S under the Securities Act of 1933 as amended ("Securities Act").


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
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    4.1       Secured Note, dated March 23, 2007, made by the Company in favor of Caledonia Corporate Management Group Limited

    10.1 General Security Agreement, dated March 23, 2007, by and between the Company and Caledonia Corporate Management Group Limited

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Neutron Enterprises, Inc.


Date: March 29, 2007                    By: /s/ Mitchell Rosen
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                                            Mitchell Rosen
                                            Executive Vice President


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